SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  April 28, 1998


                               LUKENS INC.
              (Exact Name of Registrant as Specified in Charter)


 Delaware                          1-3258                23-2451900
 (State or Other Jurisdiction    (Commission            (IRS Employer
 of Incorporation)               File Number)           Identification Number)


  50 South First Avenue, Coatesville, PA                       19320-0911
  (Address of principal executive offices)                     (Zip Code)


 Registrant's Telephone number, including area code   (610) 383-2000


 Item 5.   Other Events.

      On April 28, 1998, Lukens Inc. ("Lukens") issued its earnings release for its first fiscal quarter of 1998 which ended on March 28, 1998. A press release, dated April 28, 1998, was issued by Lukens and is filed as an exhibit hereto and incorporated by reference herein.

      On April 29, 1998, the Board of Directors of Lukens declared a dividend of $.25 per share of common stock, par value $.01 per share, of Lukens ("Common Stock"), payable on May 15, 1998 to record holders of shares of Common Stock on May 11, 1998. A press release, dated April 29, 1998, was issued by Lukens and is filed as an exhibit hereto and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.

               99.1 Press Release of Lukens Inc. dated April 28, 1998

               99.2 Press Release of Lukens Inc. dated April 29, 1998


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LUKENS INC.


 Dated:  April 29, 1998             By: /s/ William D. Sprague
                                        ___________________________
                                        William D. Sprague
                                        Vice President, General Counsel
                                          and Secretary



                             INDEX TO EXHIBITS


 Exhibit
 Number              Exhibit

 99.1      Press Release of Lukens Inc. dated April 28, 1998

 99.2      Press Release of Lukens Inc. dated April 29, 1998